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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 20, 1997


                                   HUBCO, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

                               1-10699 22-2405746
           (Commission File Number) (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of Principal Executive Offices)

                                 (201) 236-2600
                         (Registrant's Telephone Number)


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           This Form 8-K/A amends the Current Report on Form 8-K of HUBCO,  Inc.
("HUBCO") dated October 22, 1997 (the "Original Form 8-K"), previously filed with the Securities and Exchange Commission (the "Commission"). The Original Form 8-K was filed to report the announcement of the (then proposed) acquisition by HUBCO of Poughkeepsie Financial Corp. ("PFC") and the Bank of the Hudson ("BTH"), a federal savings bank wholly owned by PFC. The Original Form 8-K reported this event under Item 5. This Form 8-K/A amends the Original Form 8-K by identifying it as an Item 2 filing, by updating the information regarding the
consummation  of  the  PFC  transaction  and  by  representing   that  financial
statements and pro forma financial information will be filed by amendment.

           Information required by this form has been previously reported by the registrant in its Registration Statement on Form S-4 filed with the Commission on December 15, 1997, its Amendment No. 1 to the Registration Statement on Form S-4/A filed with the Commission on January 30, 1998, and its Registration Statement on Form S-4 filed with the Commission on May 15, 1998.

Item 2.    Acquisition or Disposition of Assets.

           On April 24, 1998, HUBCO completed its previously announced acquisition of PFC and BTH by merging PFC into HUBCO pursuant to the Amended and Restated Agreement and Plan of Merger dated as of October 22, 1997 among HUBCO, PFC, and BTH. As a result, BTH became HUBCO's New York-based bank subsidiary. In the merger, each share of PFC common stock was converted into .300 shares of HUBCO Common Stock. As of December 31, 1997, PFC had total assets of $875 million, total deposits of $620 million and stockholders' equity of approximately $72 million.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           (a) The financial statements required by this item will be filed by amendment prior to July 8, 1998.

           (b) The pro forma financial information statements required by this item will be filed by amendment prior to July 8, 1998

           (c) The following exhibit was previously filed as an exhibit to the registrant's Form 8-K filed with the Commission on December 12, 1997 (the "December 12, 1997 Form 8-K") and thus is not included in this filling:

           (1) Amended and Restated Agreement and Plan of Merger dated as of October 22, 1997 among HUBCO, Inc., Poughkeepsie Financial Corp. and Bank of the Hudson (Exhibit 99.2 to the December 12, 1997 Form 8-K)


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                     HUBCO, INC.

                                               D. LYNN VAN BORKULO-NUZZO
Dated: May 15, 1998                        By: __________________________
                                               D. Lynn Van Borkulo-Nuzzo
                                               Executive Vice President and
                                               Corporate Secretary